SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) OCTOBER 29, 2001

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                        0-26321                 98-0204105
(State or other jurisdiction of        (Commission              (IRS Employer
       incorporation)                  File Number)          Identification No.)

    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         By unanimous written consent to action dated October 29, 2001, the board of directors of Gasco Energy, Inc. authorized the engagement of Deloitte & Touche LLP to audit the financial statements for the fiscal year ended December 31, 2001. In the stock purchase agreement with First Ecom.com, Inc. ("FECC"), the registrant agreed to engage the same firm of certified public accountants to audit its financial statements as audits FECC's financial statements. Deloitte & Touche LLP currently audits the financial statements of FECC. The registrant did not consult Deloitte & Touche LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on its financial statements.

         Wheeler Wasoff, P.C. had audited the registrant's financial statements for the fiscal years ended December 31, 1999 and 2000. The reports of Wheeler Wasoff, P.C. did not contain an adverse opinion or disclaimer of opinion and was not modified as to audit scope or accounting principles. Such reports contained an explanatory paragraph relating to the uncertainty of the registrant's ability to continue as a going concern. There were no disagreements with Wheeler Wasoff, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Wheeler Wasoff, P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable.

         (b)      Pro forma financial information:  Not applicable.

         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                         DOCUMENT

                     16.1                Letter from Wheeler Wasoff, P.C.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GASCO ENERGY, INC.


November 2, 2001                   By:   /s/ W. King Grant
                                      ------------------------------------------
                                        W. King Grant
                                        Chief Financial Officer









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                                  EXHIBIT 16.1

                        LETTER FROM WHEELER WASOFF, P.C.









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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      Gasco Energy, Inc.
         Commission File #0-26231

Dear Sir/Madam:

We have read and agree with the comments in Item 4 of Form 8-K of Gasco Energy, Inc., dated October 29, 2001.


Sincerely


/s/ Wheeler Wasoff, P.C.

Wheeler Wasoff, P.C.

Denver, Colorado
November 2, 2001





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